PACE Select

Prospectus & SAI Supplement

PACE® Select Advisors Trust

PACE® Large Co Growth Equity Investments

Supplement to the prospectuses relating to Class A, Class C and Class Y shares ("Multi-Class Prospectus") and Class P shares ("Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 28, 2014, as previously supplemented

January 21, 2015

Dear Investor,

The purpose of this supplement is to update information regarding the investment advisory arrangements for PACE Large Co Growth Equity Investments ("fund"), a series of PACE Select Advisors Trust ("Trust").

Roxbury Capital Management, LLC ("Roxbury") and certain portfolio managers employed by an affiliated entity, Mar Vista Investment Partners, LLC ("Mar Vista" and "Portfolio Managers"), have been an investment adviser and portfolio managers to the fund since May 25, 2010. Roxbury and the Portfolio Managers are currently responsible for the day-to-day management of the Fund's assets allocated to Roxbury by UBS Global Asset Management (Americas) Inc. ("UBS Global AM"). Roxbury and Mar Vista have entered into a transaction that has resulted in Mar Vista owning a controlling interest in Roxbury.

In anticipation of the Mar Vista transition, and at the recommendation of UBS Global AM, the fund's manager, the Board of Trustees of the Trust recently approved a new sub-advisory agreement with Mar Vista. Accordingly, on January 20, 2015, the Portfolio Managers continued to manage the fund and Mar Vista assumed Roxbury's role as investment advisor to the fund at that time. The terms of the new sub-advisory agreement with Mar Vista are substantially identical to those of the former sub-advisory agreement with Roxbury. Under the new arrangement, the Portfolio Managers will continue to manage the fund's assets that were previously allocated to Roxbury. No material changes are expected to occur with respect to the management of the relevant portion of the fund.

Accordingly, the sections of the Prospectuses and the SAI related to Roxbury as an investment advisor of the fund are hereby revised as follows, effective immediately:

The Prospectuses and SAI are revised to replace all references to "Roxbury Capital Management, LLC" and "Roxbury" with "Mar Vista Investment Partners, LLC" and "Mar Vista", respectively.

All biographical information relating to the fund's portfolio managers in the Prospectuses are updated to reflect their employment with Mar Vista.

The section captioned "PACE Large Co Growth Equity Investments Fund summary" and sub-captioned "Performance — Risk/return bar chart and table" beginning on page 40 of the Multi-Class Prospectus

ZS-701

and page 41 of the Class P Prospectus is revised by replacing the eighth sentence of the first paragraph of that section with the following:

Mar Vista assumed responsibility for managing a separate portion of the fund's assets on January 20, 2015. The Mar Vista investment team (as part of a shared services arrangement with a different investment advisor) assumed responsibility for managing a separate portion of the fund's assets on May 25, 2010.

The section captioned "Investment advisors and portfolio managers" and sub-captioned "PACE Large Co Growth Equity Investments" beginning on page 130 of the Multi-Class Prospectus and page 129 of the Class P Prospectus is revised by replacing the seventh paragraph of that section in its entirety with the following:

Mar Vista is a Delaware limited liability company located at 11150 Santa Monica Boulevard, Suite 320, Los Angeles, California 90025. Mar Vista is a registered investment adviser founded in 2007. Mar Vista offers large cap equity strategies to a variety of clients including public funds, corporations, endowments, foundations, Taft Hartley plans and individuals. As of November 30, 2014, Mar Vista had approximately $2.3 billion in assets under management.

The section captioned "Investment advisors and portfolio managers" and sub-captioned "PACE Large Co Growth Equity Investments" beginning on page 130 of the Multi-Class Prospectus and page 129 of the Class P Prospectus is revised by replacing the ninth and tenth paragraphs of that section in their entirety with the following:

Mr. Massey is a portfolio manager. Prior to joining Mar Vista in 2007, Mr. Massey was employed as a portfolio manager and analyst at Roxbury Capital Management, LLC ("Roxbury") for 10 years and was also appointed as Roxbury's Director of Research in 2003. Prior to joining Roxbury, Mr. Massey was a management consultant in KPMG Peat Marwick's Corporate Financial and Strategic Consulting Group. Mr. Massey has more than 20 years of investment experience.

Mr. Myers is a portfolio manager. Prior to joining Mar Vista in 2007, Mr. Myers was employed as a portfolio manager and analyst at Roxbury for seven years. Prior to joining Roxbury, he was an equity analyst and product specialist at Hotchkis and Wiley, where he performed in-depth industry and company analysis. Mr. Myers has more than 20 years of investment experience.

The section captioned "Investment advisory arrangements" and sub-captioned "PACE Large Co Growth Equity Investments" beginning on page 101 of the SAI is revised by replacing the third paragraph of that section in its entirety with the following:

Mar Vista is a limited liability company organized under the laws of Delaware. 100% of Mar Vista's interests are owned by members of the investment team.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE